Exhibit 99.2

FiberTower Corporation First Quarter 2010 Results May 7, 2010

Safe Harbor Statement Statements included in this presentation which are not historical in nature are “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, or SEC, in its rules, regulations and releases. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These include statements regarding, among other things, our future financial performance and results of operations, guidance for expected ranges of 2010 revenue, Adjusted EBITDA and capital expenditures, our financial and business prospects, the deployment of services, capital requirements, financing prospects, planned capital expenditures, expected cost per site, anticipated customer growth, expansion plans, and anticipated cash balances. There are many risks, uncertainties and other factors that can prevent the achievement of goals or cause results to differ materially form those expressed or implied by these forward-looking statements including, among other things, negative cash flows and operating losses, additional liquidity requirements, potential loss of significant customers, downturns in the wireless communications industry, regulatory costs and restrictions, potential loss of FCC licenses, equipment supply disruptions and cost increases, competition from alternative backhaul service providers and technologies, along with those risk factors described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC.

Kurt Van Wagenen – Quarterly Achievements

Financial Highlights Adjusted EBITDA* Capital Expenditures Revenue/Deployed Site* Revenue* $ in millions, except revenue per deployed site * Excluding ETL of $587,000 17.1% 17.2% 62.5% 8.6% $(5.0) $(1.9) Q1 '09 Q1 '10 $2.3 $2.5 Q1 '09 Q1 '10 $14.7 $17.2 Q1 '09 Q1 '10

Operating Highlights * Deployed Sites are net of decommissions Billing Customer Locations Co-location Rate Deployed Sites* 6,267 6,207 Q1 '09 Q1 '10 3,121 3,119 Q1 '09 Q1 '10 2.25 2.24 Q1 '09 Q1 '10

Favorable Industry Trends Drive Revenue Source: at&t, LTE Americas Conference, Nov 2009

Sales Growth Opportunities Serving Wireless Carriers Nationwide Current Carriers on Existing Network New Carriers on Existing Network New Sites in Existing Markets Wholesale & Government New Sites in New Markets FiberTower Business Drivers Customer bandwidth demand continues to grow Network has unsold opportunity of almost 3,000 wireless carrier locations Existing 13 markets have available “near net” pool of over 10,000 sites New customers enable leveraging of skill set and network assets, like fiber and spectrum New customer deployments provide an opportunity to expand to new markets

Thomas Scott - Financial Review

 Q1 2010 Highlights 17.1% Y-O-Y improvement in revenue, net of ETL 62.5% Y-O-Y improvement in Adjusted EBITDA,net of ETL Incremental margins exceeded 100+% Operating leverage improving due to High margins Cost reductions * Sales and Marketing, General and Administrative ** Recorded gain of $53.7M on early extinguishment of debt in Q109 Definitions and reconciliations to GAAP are at the end of the presentation. $ in Millions Three Months Ended (Except EPS and Rev/Site) Mar 31 Mar 31 2009 2010 % Change Revenue $14.7 $17.8 21.1% Revenue, net of ETL $14.7 $17.2 17.1% Cost of Revenue $14.1 $14.0 (1.0)% S&M and G&A* $7.1 $6.1 (14.3)% Adjusted EBITDA $(5.0) $(1.3) 74.3% Adjusted EBITDA, net of ETL $(5.0) $(1.9) 62.5% Net Income/ Loss** $26.7 ($0.0) $(11.8) NM Diluted EPS $1.76 $(0.26) NM Capital Expenditures $2.3 $2.5 8.6% Rev/ Site, net of ETL $1,572 $1,842 17.2%

 Q1 2010 Cash Flow March 31, 2010 Balances Cash and Cash Equivalents (excluding restricted cash): $47.5M Outstanding Long-Term Debt: $156.3M $ in Millions Q1 '09 Q1 '10 Net Cash Used in Operating Activities $(5.2) $(0.5) Net Cash Used in Investing Activities (2.5) (2.6) Net Cash Used in Financing Activities (21.4) - Net decrease in Cash and Cash Equivalents $(29.1) $(3.1) Debt-Related Expenditures: Cash Paid to Repurchase Debt $21.4 $- Cash Paid for Accrued Interest on Repurchase 1.9 - Total $23.3 $- Recurring Cash Flow Consumption $(5.8) $(3.1)

Q1 2010 Site Level Performance New revenue growth on existing network has produced high incremental margins given fixed cost nature of the network Market-Level EBITDA margins over 30% Ability to continue to leverage existing network to drive incremental EBITDA and improve Return on Invested Capital New investments to support scale on S&M and G&A * Per site results calculated by dividing consolidated results by 3,119 Deployed Sites and dividing by three months ** S&M and G&A include non-cash stock- based compensation, which is added back to Adjusted EBITDA Definitions and reconciliations to GAAP are at the end of the presentation. Three Months Ended $ in Thousands, Except Per Site Level Mar 31, 2010 Monthly Per Deployed Site* Revenue (Net of ETL) $17,236 $1,842 Early Termination Liability (ETL) 587 63 Revenue $17,823 $1,905 Direct Site Costs (Rent/Fiber/Other) 10,415 1,113 Market Operations Costs (Techs) 1,412 151 Market Level EBITDA (Field EBITDA) $5,996 $641 Market Level EBITDA (net of ETL) 5,409 578 Indirect Network Costs (Engineering/NOC) 2,071 221 Stock-Based Compensation (in Cost of Service) 99 11 Gross Profit $3,826 $409 Sales & Marketing** 1,019 109 General & Administrative** 5,097 545 Depreciation & Amortization 6,371 681 Loss from Operations $(8,661) $(926) Total Other Income/(Expense) (3,147) (336) Net Loss $(11,808) $(1,262) Net Adjustments to EBITDA* 9,951 1,064 Adjusted EBITDA (Excluding ETL) $(1,857) $(198)

2010 New Investment Objectives Invest in EBITDA+ sites from Day 0 by pursuing adequate revenue/site Identify path to >25% ROI New Network Construction Grow revenue/site through new sales on existing sites Capture additional high incremental margins offering short paybacks on capital Existing Network Targets Sales Growth Opportunities 2010 Investment Objectives includes mix of investments in existing markets, such as collocation additions and dark fiber plus allocations for new site construction Maintenance capital spending currently represents <$10 million per year

2010 Financial Outlook Management is reaffirming previous 2010 guidance, which is net of ETL FiberTower expects run-rate revenue growth to accelerate during the year through a combination of on-net growth and new deployments FiberTower expects to achieve Adjusted EBITDA positive no later than Q3 2010  $ in Millions 2010 Expected Range Growth vs FY 2009 Low High Low High Revenue $74.0 $77.0 17.1% 21.8% Adjusted EBITDA $(2.0) $1.0 N/M N/M Capital Expenditures $25.0 $30.0 94.5% 133.4%

Q&A

Appendix

Non-GAAP Financial Measures Adjusted EBITDA is a non-GAAP (Generally Accepted Accounting Principles) financial measure, to monitor the financial performance of operations. This measurement, together with GAAP measures such as revenue and loss from operations, assists management in its decision-making processes relating to the operation of the business. Adjusted EBITDA is defined as net income (loss) from operations before interest, taxes, depreciation and amortization, impairment and restructuring charges, stock-based compensation, gain on early extinguishment of debt, debt exchange expenses and other income (expense). Adjusted EBITDA is not a substitute for operating income, net income (loss), or cash flow used in operating activities as determined in accordance with GAAP, as a measure of performance or liquidity. In addition, the presentation of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. This non-GAAP financial measure should be viewed in addition to, and not as an alternative for, the reported financial results as determined in accordance with GAAP. Other companies in the industry may calculate Adjusted EBITDA differently than FiberTower. Adjusted EBITDA is not a measure of performance under GAAP and should not be considered as a substitute for net income (loss) prepared in accordance with GAAP. Adjusted EBITDA has significant limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the results as reported under GAAP.

Reconciliation to Adjusted EBITDA $ in Thousands Unaudited Quarterly Financials Q109 Q409 Q110 Net income (loss) $26,712 $(27,798) $(11,808) Depreciation and amortization 7,023 6,800 6,371 Stock-based compensation 1,401 4,462 903 Exchange offer and redemption of debt expenses - 4,222 - Interest income (154) (36) (25) Interest expense 15,115 10,150 3,362 Gain on early extinguishment of debt, net (53,671) - - Impairment of long-lived assets and other charges and credits 92 150 (73) Income tax benefit (1,468) (160) - Adjusted EBITDA $(4,950) $(2,210) $(1,270) Early termination liability (ETL) $- $- $(587) Adjusted EBITDA, net of ETL $(4,950) $(2,210) $(1,857)

Reconciliation to Operating Expenses $ 13,997 Cost of Service Revenue 99 Stock-Based Compensation 2,071 Indirect Network Costs 1,412 Field Tech Costs $ 10,415 Direct Site Costs Mar 31, 2010 Cost of Service Revenue Components Three Months Ended $ in Thousands